                          VARIABLE ANNUITY ACCOUNT B
            SCHEDULE FOR COMPUTATION OF TOTAL RETURN CALCULATIONS

TOTAL RETURN CALCULATION (STANDARDIZED)

The standardized rate represents find performance for the most recent 1-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 1994 through December 31, 1994; the "5-year rate" is for the period January 1, 1990 through December 31, 1994; the "10-year rate" is for the period January 1, 1985 through December 31, 1994.

The formula used in the computation of the total return calculation is as follows:

T = (ERV/P)(1/n) where:

 T   =  average annual total return
 P   =  a hypothetical intital payment of $1,000
 n   =  1 for the "1-year rate," 5 for the "5-year rate," and 10 for the
        "10-year rate"
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each of the periods

The unit values used in the calculation reflect the deduction of all recurring charges during each period (e.g., mortality and expense risk charges, administrative charges (if applicable) and deferred sales charges


TOTAL RETURN CALCULATION (NON-STANDARDIZED)

The non-standardized rate represents fund performance for the most recent 1-year, 3-year, 5-year and 10-year periods. The "1-year rate" represents fund performances for the period January 1, 1994 through December 31, 1994; the "3-year rate" is for the period January 1, 1992 through December 31, 1994; the "5-year rate" is for the period January 1, 1990 through December 31, 1994; and the "10-year rate" is for the period January 1, 1985 through December 31, 1994.

The non-standardized figures will be calculated in a manner similar to the one discussed above for the standaridzed figures, except that non-standardized figures will not reflect the deduction of any applicable deferred sales charge (which would decrease the level of performance shown if reflected in these calculations).

For an illustration of the Computation of the Total Return Quotations, both Standardized and Non-Standardized, see attached.

                                                              11/28/95  14:51:16
Aetna Variable Fund (AHA)                                            aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 VARAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      982.78   -1.72%   -1.72%
      3        0.0%     1102.67    3.31%    3.31%
      5        0.0%     1417.96    7.23%    7.23%
     10        0.0%     3490.12   13.31%   13.31%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   VARAHA
                  VARAHA.75
12-99-84           3.381845
12-99-89           8.323938
12-99-91          10.704081
12-99-93          12.009850
12-99-94          11.803034

(Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Aetna Income Shares (AHA)                                            aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 AISAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      954.93   -4.51%   -4.51%
      3        0.0%     1108.71    3.50%    3.50%
      5        0.0%     1423.34    7.32%    7.32%
     10        0.0%     2453.30    9.39%    9.39%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   AISAHA
                  AISAHA.75
12-99-84           4.630995
12-99-89           7.982056
12-99-91          10.247196
12-99-93          11.897463
12-99-94          11.361216

(Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Aetna Encore Fund (AHA)                                              aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                ENCAHACE
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1033.14    3.31%    3.31%
      3        0.0%     1088.89    2.88%    2.88%
      5        0.0%     1239.17    4.38%    4.38%
     10        0.0%     1742.37    5.71%    5.71%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ENCAHACE
                  ENCAHA.75
12-99-84           6.643683
12-99-89           9.341571
12-99-91          10.630772
12-99-93          11.204431
12-99-94          11.575775

(Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
AIAF (AHA)                                                           aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 AIFAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      988.89   -1.11%   -1.11%
      3        0.0%     1139.11    4.44%    4.44%
      5        0.0%     1403.87    7.02%    7.02%
From 06-23-89  0.0%     1467.03    7.19%    7.19%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   AIFAHA
                  AIFAHA.75
06-23-89           7.697467 i
12-99-89           8.043785
12-99-91           9.913373
12-99-93          11.419246
12-99-94          11.292416 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Alger Growth (AHA)                                                   aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                ALGGAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1006.88    0.69%    0.69%
      3        0.0%     1365.07   10.93%   10.93%
      5        0.0%     1965.95   14.48%   14.48%
From 01-08-89  0.0%     2421.92   15.95%   15.95%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   ALGGAHA
                 ALGGAHA.75
01-08-89           3.208363 i
12-99-89           3.952493
12-99-91           5.692314
12-99-93           7.717291
12-99-94           7.770401 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Alger Small Cap (AHA)                                                aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                ALGSCAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      938.28   -6.17%   -6.17%
      3        0.0%     1081.08    2.63%    2.63%
      5        0.0%     1823.62   12.77%   12.77%
From 09-21-88  0.0%     2871.27   18.30%   18.30%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ALGSCAHA
                 ALGSCAHA.75
09-21-88           3.458082 i
12-99-89           5.444704
12-99-91           9.184423
12-99-93          10.582192
12-99-94           9.929086 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Calvert Responsibly Invested Balanced Portfolio (ACES ACCT B)        aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 CALAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      960.08   -3.99%   -3.99%
      3        0.0%     1114.40    3.68%    3.68%
      5        0.0%     1375.36    6.58%    6.58%
From 09-99-86  0.0%     2068.81    9.21%    9.21%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   CALAHA
                  CALAHA.75
09-99-86           5.297954 i
12-99-89           7.969132
12-99-91           9.835275
12-99-93          11.416229
12-99-94          10.960445 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Fidelity Growth (AHA)                                                aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                FIDGAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      992.34   -0.77%   -0.77%
      3        0.0%     1275.68    8.45%    8.45%
      5        0.0%     1614.09   10.05%   10.05%
From 11-07-86  0.0%     2491.55   11.86%   11.86%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   FIDGAHA
                 FIDGAHA.75
11-07-86           3.147478 i
12-99-89           4.858523
12-99-91           6.147372
12-99-93           7.902660
12-99-94           7.842092 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Fidelity Equity Income (AHA)                                         aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                FIDEIAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1062.62    6.26%    6.26%
      3        0.0%     1447.42   13.12%   13.12%
      5        0.0%     1587.60    9.69%    9.69%
From 10-22-86  0.0%     2211.12   10.17%   10.17%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FIDEIAHA
                 FIDEIAHA.75
10-22-86           3.903583 i
12-99-89           5.436683
12-99-91           5.963221
12-99-93           8.122660
12-99-94           8.631277 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Fidelity Overseas (AHA)                                              aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                FIDOSAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1009.64    0.96%    0.96%
      3        0.0%     1219.66    6.84%    6.84%
      5        0.0%     1275.99    5.00%    5.00%
From 02-13-87  0.0%     1613.40    6.26%    6.26%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FIDOSAHA
                 FIDOSAHA.75
02-13-87           5.982568 i
12-99-89           7.564522
12-99-91           7.913896
12-99-93           9.560061
12-99-94           9.652266 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Janus Aspen Aggressive Growth (AHA)                                  aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                JAGAHACE
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1154.84   15.48%   15.48%
From 09-13-93  0.0%     1360.24   26.73%   26.73%
From 09-13-93  0.0%     1360.24   26.73%   26.73%
From 09-13-93  0.0%     1360.24   26.73%   26.73%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  JAGAHACE
                  JAGAHA.75
09-13-93           7.635528 i
12-99-93           8.993581
12-99-94          10.386188 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Janus Aspen Balanced (AHA)                                           aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                JBALAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1000.95    0.10%    0.10%
From 09-13-93  0.0%     1070.62    5.40%    5.40%
From 09-13-93  0.0%     1070.62    5.40%    5.40%
From 09-13-93  0.0%     1070.62    5.40%    5.40%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JBALAHA
                 JBALAHA.75
09-13-93           8.265113 i
12-99-93           8.840452
12-99-94           8.848813 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Janus Aspen Growth (AHA)                                             aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 JGAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1019.95    2.00%    2.00%
From 09-13-93  0.0%     1053.28    4.08%    4.08%
From 09-13-93  0.0%     1053.28    4.08%    4.08%
From 09-13-93  0.0%     1053.28    4.08%    4.08%

                             Accumulation Unit Values
            ------------------------------------------------------------
                    JGAHA
                  JGAHA.75
09-13-93           8.079926 i
12-99-93           8.343950
12-99-94           8.510414 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Janus Aspen Flexible Income (AHA)                                    aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 JFIAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      983.74   -1.63%   -1.63%
From 09-13-93  0.0%      988.47   -0.89%   -0.89%
From 09-13-93  0.0%      988.47   -0.89%   -0.89%
From 09-13-93  0.0%      988.47   -0.89%   -0.89%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JFIAHA
                  JFIAHA.75
09-13-93          10.066888 i
12-99-93          10.115237
12-99-94           9.950776 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Janus Aspen Short-Term Bond (AHA)                                    aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                JSTBAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1001.72    0.17%    0.17%
From 09-13-93  0.0%     1002.48    0.19%    0.19%
From 09-13-93  0.0%     1002.48    0.19%    0.19%
From 09-13-93  0.0%     1002.48    0.19%    0.19%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JSTBAHA
                 JSTBAHA.75
09-13-93           9.583303 i
12-99-93           9.590549
12-99-94           9.607063 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Janus Aspen Worldwide (AHA)                                          aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 JWWAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%     1007.78    0.78%    0.78%
From 09-13-93  0.0%     1197.58   14.89%   14.89%
From 09-13-93  0.0%     1197.58   14.89%   14.89%
From 09-13-93  0.0%     1197.58   14.89%   14.89%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JWWAHA
                  JWWAHA.75
09-13-93           7.283809 i
12-99-93           8.655640
12-99-94           8.722963 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Lexington Natural Resources (AHA)                                    aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                LEXNRAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      939.16   -6.08%   -6.08%
      3        0.0%     1052.98    1.74%    1.74%
      5        0.0%      838.31   -3.47%   -3.47%
From 05-99-89  0.0%      961.95   -0.69%   -0.69%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  LEXNRAHA
                 LEXNRAHA.75
05-99-89           9.705863 i
12-99-89          11.137254
12-99-91           8.866795
12-99-93           9.941300
12-99-94           9.336519 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Neuberger & Berman (AHA)                                             aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 NEBAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      943.82   -5.62%   -5.62%
      3        0.0%     1314.24    9.54%    9.54%
      5        0.0%     1541.62    9.04%    9.04%
From 12-99-85  0.0%     2704.23   11.69%   11.69%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   NEBAHA
                  NEBAHA.75
12-99-85           4.718702 i
12-99-89           8.277310
12-99-91           9.709375
12-99-93          13.520073
12-99-94          12.760475 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Scudder International (AHA)                                          aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 SCDAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      984.24   -1.58%   -1.58%
      3        0.0%     1292.64    8.93%    8.93%
      5        0.0%     1310.58    5.56%    5.56%
From 04-99-87  0.0%     1846.28    8.32%    8.32%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   SCDAHA
                  SCDAHA.75
04-99-87           7.525869 i
12-99-89          10.602084
12-99-91          10.749200
12-99-93          14.117260
12-99-94          13.894837 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:16
Twentieth Century Growth (AHA)                                       aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                TCIGAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        0.0%      980.14   -1.99%   -1.99%
      3        0.0%     1053.95    1.77%    1.77%
      5        0.0%     1454.70    7.78%    7.78%
From 11-20-87  0.0%     1930.13    9.69%    9.69%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   TCIGAHA
                 TCIGAHA.75
11-20-87           5.842651 i
12-99-89           7.752170
12-99-91          10.699821
12-99-93          11.505584
12-99-94          11.277063 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Aetna Variable Fund (AHA)                                            aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 VARAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      933.64   -6.64%   -6.64%
      3        5.0%     1047.54    1.56%    1.56%
      5        5.0%     1347.06    6.14%    6.14%
     10        0.0%     3490.12   13.31%   13.31%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   VARAHA
                  VARAHA.75
12-99-84           3.381845
12-99-89           8.323938
12-99-91          10.704081
12-99-93          12.009850
12-99-94          11.803034

(Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Aetna Income Shares (AHA)                                            aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 AISAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      907.18   -9.28%   -9.28%
      3        5.0%     1053.27    1.75%    1.75%
      5        5.0%     1352.17    6.22%    6.22%
     10        0.0%     2453.30    9.39%    9.39%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   AISAHA
                  AISAHA.75
12-99-84           4.630995
12-99-89           7.982056
12-99-91          10.247196
12-99-93          11.897463
12-99-94          11.361216

(Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Aetna Encore Fund (AHA)                                              aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                ENCAHACE
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      981.48   -1.85%   -1.85%
      3        5.0%     1034.45    1.14%    1.14%
      5        5.0%     1177.21    3.32%    3.32%
     10        0.0%     1742.37    5.71%    5.71%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ENCAHACE
                  ENCAHA.75
12-99-84           6.643683
12-99-89           9.341571
12-99-91          10.630772
12-99-93          11.204431
12-99-94          11.575775

(Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
AIAF (AHA)                                                           aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 AIFAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      939.45   -6.06%   -6.06%
      3        5.0%     1082.15    2.67%    2.67%
      5        5.0%     1333.68    5.93%    5.93%
From 06-23-89  5.0%     1393.68    6.19%    6.19%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   AIFAHA
                  AIFAHA.75
06-23-89           7.697467 i
12-99-89           8.043785
12-99-91           9.913373
12-99-93          11.419246
12-99-94          11.292416 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Alger Growth (AHA)                                                   aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                ALGGAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      956.54   -4.35%   -4.35%
      3        5.0%     1296.82    9.05%    9.05%
      5        5.0%     1867.65   13.31%   13.31%
From 01-08-89  5.0%     2300.82   14.96%   14.96%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   ALGGAHA
                 ALGGAHA.75
01-08-89           3.208363 i
12-99-89           3.952493
12-99-91           5.692314
12-99-93           7.717291
12-99-94           7.770401 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Alger Small Cap (AHA)                                                aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                ALGSCAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      891.37  -10.86%  -10.86%
      3        5.0%     1027.03    0.89%    0.89%
      5        5.0%     1732.44   11.62%   11.62%
From 09-21-88  5.0%     2727.71   17.34%   17.34%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  ALGSCAHA
                 ALGSCAHA.75
09-21-88           3.458082 i
12-99-89           5.444704
12-99-91           9.184423
12-99-93          10.582192
12-99-94           9.929086 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Calvert Responsibly Invested Balanced Portfolio (ACES ACCT B)        aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 CALAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      912.08   -8.79%   -8.79%
      3        5.0%     1058.68    1.92%    1.92%
      5        5.0%     1306.59    5.49%    5.49%
From 09-99-86  5.0%     1965.37    8.53%    8.53%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   CALAHA
                  CALAHA.75
09-99-86           5.297954 i
12-99-89           7.969132
12-99-91           9.835275
12-99-93          11.416229
12-99-94          10.960445 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Fidelity Growth (AHA)                                                aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                FIDGAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      942.72   -5.73%   -5.73%
      3        5.0%     1211.90    6.62%    6.62%
      5        5.0%     1533.39    8.93%    8.93%
From 11-07-86  5.0%     2366.97   11.15%   11.15%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   FIDGAHA
                 FIDGAHA.75
11-07-86           3.147478 i
12-99-89           4.858523
12-99-91           6.147372
12-99-93           7.902660
12-99-94           7.842092 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Fidelity Equity Income (AHA)                                         aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                FIDEIAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%     1009.49    0.95%    0.95%
      3        5.0%     1375.05   11.20%   11.20%
      5        5.0%     1508.22    8.57%    8.57%
From 10-22-86  5.0%     2100.56    9.48%    9.48%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FIDEIAHA
                 FIDEIAHA.75
10-22-86           3.903583 i
12-99-89           5.436683
12-99-91           5.963221
12-99-93           8.122660
12-99-94           8.631277 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Fidelity Overseas (AHA)                                              aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                FIDOSAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      959.16   -4.08%   -4.08%
      3        5.0%     1158.68    5.03%    5.03%
      5        5.0%     1212.19    3.92%    3.92%
From 02-13-87  5.0%     1532.73    5.57%    5.57%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  FIDOSAHA
                 FIDOSAHA.75
02-13-87           5.982568 i
12-99-89           7.564522
12-99-91           7.913896
12-99-93           9.560061
12-99-94           9.652266 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Janus Aspen Aggressive Growth (AHA)                                  aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                JAGAHACE
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%     1097.10    9.71%    9.71%
From 09-13-93  5.0%     1292.23   21.82%   21.82%
From 09-13-93  5.0%     1292.23   21.82%   21.82%
From 09-13-93  5.0%     1292.23   21.82%   21.82%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  JAGAHACE
                  JAGAHA.75
09-13-93           7.635528 i
12-99-93           8.993581
12-99-94          10.386188 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Janus Aspen Balanced (AHA)                                           aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                JBALAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      950.90   -4.91%   -4.91%
From 09-13-93  5.0%     1017.09    1.31%    1.31%
From 09-13-93  5.0%     1017.09    1.31%    1.31%
From 09-13-93  5.0%     1017.09    1.31%    1.31%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JBALAHA
                 JBALAHA.75
09-13-93           8.265113 i
12-99-93           8.840452
12-99-94           8.848813 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Janus Aspen Growth (AHA)                                             aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 JGAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      968.95   -3.11%   -3.11%
From 09-13-93  5.0%     1000.62    0.05%    0.05%
From 09-13-93  5.0%     1000.62    0.05%    0.05%
From 09-13-93  5.0%     1000.62    0.05%    0.05%

                             Accumulation Unit Values
            ------------------------------------------------------------
                    JGAHA
                  JGAHA.75
09-13-93           8.079926 i
12-99-93           8.343950
12-99-94           8.510414 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Janus Aspen Flexible Income (AHA)                                    aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 JFIAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      934.55   -6.55%   -6.55%
From 09-13-93  5.0%      939.05   -4.73%   -4.73%
From 09-13-93  5.0%      939.05   -4.73%   -4.73%
From 09-13-93  5.0%      939.05   -4.73%   -4.73%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JFIAHA
                  JFIAHA.75
09-13-93          10.066888 i
12-99-93          10.115237
12-99-94           9.950776 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Janus Aspen Short-Term Bond (AHA)                                    aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                JSTBAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      951.63   -4.84%   -4.84%
From 09-13-93  5.0%      952.36   -3.69%   -3.69%
From 09-13-93  5.0%      952.36   -3.69%   -3.69%
From 09-13-93  5.0%      952.36   -3.69%   -3.69%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JSTBAHA
                 JSTBAHA.75
09-13-93           9.583303 i
12-99-93           9.590549
12-99-94           9.607063 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Janus Aspen Worldwide (AHA)                                          aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 JWWAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      957.39   -4.26%   -4.26%
From 09-13-93  5.0%     1137.70   10.44%   10.44%
From 09-13-93  5.0%     1137.70   10.44%   10.44%
From 09-13-93  5.0%     1137.70   10.44%   10.44%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   JWWAHA
                  JWWAHA.75
09-13-93           7.283809 i
12-99-93           8.655640
12-99-94           8.722963 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Lexington Natural Resources (AHA)                                    aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                LEXNRAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      892.20  -10.78%  -10.78%
      3        5.0%     1000.33    0.01%    0.01%
      5        5.0%      796.39   -4.45%   -4.45%
From 05-99-89  5.0%      913.85   -1.60%   -1.60%

                             Accumulation Unit Values
            ------------------------------------------------------------
                  LEXNRAHA
                 LEXNRAHA.75
05-99-89           9.705863 i
12-99-89          11.137254
12-99-91           8.866795
12-99-93           9.941300
12-99-94           9.336519 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Neuberger & Berman (AHA)                                             aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 NEBAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      896.63  -10.34%  -10.34%
      3        5.0%     1248.53    7.68%    7.68%
      5        5.0%     1464.54    7.93%    7.93%
From 12-99-85  0.0%     2704.23   11.69%   11.69%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   NEBAHA
                  NEBAHA.75
12-99-85           4.718702 i
12-99-89           8.277310
12-99-91           9.709375
12-99-93          13.520073
12-99-94          12.760475 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Scudder International (AHA)                                          aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                 SCDAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      935.03   -6.50%   -6.50%
      3        5.0%     1228.01    7.09%    7.09%
      5        5.0%     1245.05    4.48%    4.48%
From 04-99-87  5.0%     1753.97    7.60%    7.60%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   SCDAHA
                  SCDAHA.75
04-99-87           7.525869 i
12-99-89          10.602084
12-99-91          10.749200
12-99-93          14.117260
12-99-94          13.894837 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)

                                                              11/28/95  14:51:23
Twentieth Century Growth (AHA)                                       aha75.WWO
------------------------------------------------------------------------------
Gross Deposit:    1000.00
Net Deposit:      1000.00
                                                        Redeemable Value
                      ----------------------------------------------------------
                                TCIGAHA
                           0.00 M.F. ( 0.00)
 # of Years           ---------------------------
Ending 12-94    DSC      Value      IRR    MF IRR
------------   ----   ---------   ------   ------
      1        5.0%      931.13   -6.89%   -6.89%
      3        5.0%     1001.25    0.04%    0.04%
      5        5.0%     1381.97    6.68%    6.68%
From 11-20-87  5.0%     1833.62    8.90%    8.90%

                             Accumulation Unit Values
            ------------------------------------------------------------
                   TCIGAHA
                 TCIGAHA.75
11-20-87           5.842651 i
12-99-89           7.752170
12-99-91          10.699821
12-99-93          11.505584
12-99-94          11.277063 i

(Unit values marked 'i' are used for from-inception calculations.) (Day = 99 means end-of-month.)